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           [Letterhead of The American Franklin Life Insurance Company]



                                                              October 15, 1997



Dear Chairman Contractowner:

You have previously received a Semi-Annual Report for the period ending June 30, 1997 showing Separate Account VA-1 financial results. We have recently discovered some errors in this report. On pages 12 and 13 of the Semi-Annual Report for Separate Account VA-1, the unit value at the beginning of the period for each Division is shown as $0.00. The correct beginning unit value for each Division is $5.00, as stated on page 24 of the Prospectus dated April 30, 1997, under "Variable Account Value."

Please retain this letter for your future reference. We apologize for any inconvenience caused by this inadvertent error. Thank you.


                                                      Cordially,

                                                      /s/ Diane Workman

                                                      Diane Workman
                                                      Vice President